AMENDING DEED TO THE MORTGAGE
                                      ORIGINATION AND MANAGEMENT
                                      AGREEMENT

                                      FOR THE SUPERANNUATION MEMBERS' HOME LOANS
                                      PROGRAMME

                                      PERPETUAL LIMITED
                                      ABN 86 000 431 827

                                      THE BANK OF NEW YORK

                                      ME PORTFOLIO MANAGEMENT LIMITED
                                      ABN 79 005 964 134

                                      and

                                      MEMBERS EQUITY BANK PTY LIMITED
                                      ABN 56 070 887 679

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Clause                                                                      Page

1     DEFINITIONS AND INTERPRETATION                                           2

      1.1   Definitions                                                        2
      1.2   Interpretation                                                     3

2     AMENDMENTS TO THE AGREEMENT                                              3

      2.1   Amendments                                                         3
      2.2   Effectiveness                                                      3
      2.3   Amendments not to affect validity, rights, obligations             3
      2.4   Agreement and consent by Note Trustee                              3
      2.5   Notice to Designated Ratings Agencies                              4

3     GENERAL                                                                  4

      3.1   Governing law and jurisdiction                                     4
      3.2   Variation                                                          4
      3.3   Further assurances                                                 4
      3.4   Counterparts                                                       4
      3.5   Attorneys                                                          4
      3.6   Trustee limitation of liability                                    4
      3.7   Limitation of liability of Note Trustee                            4

(A)   SCHEDULE 1 - AMENDMENTS                                                  5


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                                                                          page 1

--------------------------------------------------------------------------------
THIS AMENDING DEED

      is made on 17 August 2006 between the following parties:

      1     PERPETUAL LIMITED
            ABN 86 000 431 827
            of Level 12, 123 Pitt Street, Sydney, New South Wales
            (formerly known as Perpetual Trustees Australia Limited)
            (TRUSTEE)

      2 THE BANK OF NEW YORK (AS TRUSTEE FOR THE CLASS A NOTEHOLDERS UNDER THE NOTE TRUST DEEDS) of 101 Barclay Street, Floor 21 West, New York, New York 10286, United States of America
            (NOTE TRUSTEE)

      3     ME PORTFOLIO MANAGEMENT LIMITED
            ABN 79 005 964 134
            of Level 17, 360 Collins Street, Melbourne, Victoria
            (formerly known as Superannuation Members' Home Loans Limited) (MANAGER)

      4     MEMBERS EQUITY BANK PTY LIMITED
            ABN 56 070 887 679
            of Level 17, 360 Collins Street, Melbourne Victoria
            (formerly known as NMFM Lending Pty Limited and Members Equity Pty Limited)
            (MORTGAGE MANAGER)

RECITALS

      A. The Trustee is a trustee of trusts known as the Superannuation Members' Home Loans Trusts (TRUSTS) and the Manager is a manager of the Trusts.

      B. The Trustee, the Manager and the Former Mortgage Manager entered into the Mortgage Origination and Management Agreement.

      C. By the Deed of Novation the Former Mortgage Manager surrendered its rights and was released and discharged from its obligations under the Mortgage Origination and Management Agreement and the Mortgage Manager became entitled to equivalent rights and assumed equivalent obligations.

      D. The Note Trustee is trustee for the Class A Noteholders under the Note Trust Deed.

      E. The Note Trustee has received confirmation from each Designated Rating Agency that the amendment to the Agreement to be made by this deed will not lead to a reduction, qualification or withdrawal of the rating given to the Class A Notes.

      F. The Note Trustee is of the reasonable opinion that the amendments to the Agreement to be made by this deed are neither prejudicial or likely to be prejudicial to the interests of the Class A Noteholders as a whole, and in the manner, and to the extent permitted by the Transaction Documents.


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                                                                          page 1

      G. The parties wish to amend the Agreement in the manner set out in this deed.

THE DEED WITNESSES

      that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
      1 DEFINITIONS AND INTERPRETATION

      1.1   DEFINITIONS

            In this deed:

            AGREEMENT means the agreement created by the Mortgage Origination and Management Agreement and the Deed of Novation.

            CLASS A NOTES means, in respect of a Fund, the Class A Notes as defined in the Note Trust Deed for that Fund.

            CLASS A NOTEHOLDERS means, in respect of a Fund, Class A Noteholders as defined in the Note Trust Deed for that Fund.

            CONSENT FUNDS means each of:

            (a)   SMHL Global Fund No. 6;

            (b)   SMHL Global Fund No. 7; and

            (c)   SMHL Global Fund No. 8.

            DEED OF NOVATION means the deed dated 28 September 1995 between the Trustee, the Manager, the Former Mortgage Manager and the Mortgage Manager.

            DESIGNATED RATING AGENCY means, in respect of a Fund, each Designated Rating Agency as defined in the Note Trust Deed for that Fund.

            FORMER MORTGAGE MANAGER means National Mutual Property Services
            (Aust) Pty Limited.

            FUND means each Consent Fund and each Specified Fund.

            MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT means the agreement dated 4 July 1994 between the Trustee, the Manager and the Former Mortgage Manager (as amended).

            NOTE TRUST DEED means each of the following:

            (a) the Note Trust Deed in relation to the Securitisation Fund known as the SMHL Global Fund No. 1 dated 20 June 2000;

            (b) the Note Trust Deed in relation to the Securitisation Fund known as the SMHL Global Fund No. 2 dated 7 June 2001;

            (c) the Note Trust Deed in relation to the Securitisation Fund known as the SMHL Global Fund No. 3 dated 21 October 2002;

            (d) the Note Trust Deed in relation to the Securitisation Fund known as the SMHL Global Fund No. 4 dated 29 April 2003;

            (e) the Note Trust Deed in relation to the Securitisation Fund known as the SMHL Global Fund No. 5 dated 18 Nov 2003;


--------------------------------------------------------------------------------

            (f) the Note Trust Deed in relation to the Securitisation Fund known as the SMHL Global Fund No. 6 dated 05 April 2004;

            (g) the Note Trust Deed in relation to the Securitisation Fund known as the SMHL Global Fund No. 7 dated 10 September 2004;

            (h) the Note Trust Deed in relation to the Securitisation Fund known as the SMHL Global Fund No. 8 dated 26 September 2005;

            SPECIFIED FUNDS means each of:

            (a)   SMHL Global Fund No. 1;

            (b)   SMHL Global Fund No. 2;

            (c)   SMHL Global Fund No. 3;

            (d)   SMHL Global Fund No. 4; and

            (e)   SMHL Global Fund No. 5.

            TRANSACTION DOCUMENT means, in respect of a Fund, each Transaction Document as defined in the Note Trust Deed for that Fund.

      1.2   INTERPRETATION

            Clause 1.2 of the Agreement is incorporated in this deed as if set out in full in this deed.

--------------------------------------------------------------------------------
2     AMENDMENTS TO THE AGREEMENT

      2.1   AMENDMENTS

            The Agreement is amended as set out in schedule 1 by the parties to this deed other than the Note Trustee.

      2.2   EFFECTIVENESS

            The amendments to the Agreement in clause 2.1 take effect on and from the date of this deed.

      2.3   AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

            (a) An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

            (b)   Nothing in this deed:

                  (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the date of this deed; or

                  (2) discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the date of this deed.

      2.4   AGREEMENT AND CONSENT BY NOTE TRUSTEE

            (a) In respect of the Specified Funds, the Note Trustee agrees to the amendments set out in schedule 1 (in so far as such amendments affect or relate to the Specified Funds).

            (b) In respect of the Consent Funds, the Note Trustee consents to the amendments in schedule 1 (in so far as such amendments affect or relate to the Consent Funds).


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                                                                          page 3

      2.5   NOTICE TO DESIGNATED RATINGS AGENCIES

            Each party confirms that:

            (a) it has received a copy of a confirmation by each Designated Rating Agency that the Designated Rating Agency has received notice of the amendments in schedule 1 in accordance with clause 35 of the Agreement; and

            (b)   such confirmation is in terms satisfactory to that party.

--------------------------------------------------------------------------------
3     GENERAL

      3.1   GOVERNING LAW AND JURISDICTION

            (a)   This deed is governed by the laws of the State of New South
                  Wales.

            (b) Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New South Wales.

      3.2   VARIATION

            A variation of any term of this deed must be in writing and signed by the parties.

      3.3   FURTHER ASSURANCES

            To the extent permitted by law, each party must do all things and execute all further documents necessary and within its capacity to give full effect to this deed.

      3.4   COUNTERPARTS

            (a)   This deed may be executed in any number of counterparts.

            (b)   All counterparts, taken together, constitute one instrument.

            (c)   A party may execute this deed by signing any counterpart.

      3.5   ATTORNEYS

            Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

      3.6   TRUSTEE LIMITATION OF LIABILITY

            Clause 17 of the Agreement is incorporated in this deed as if set out in full in this deed except that references to "this Agreement" are references to "this deed".

      3.7   LIMITATION OF LIABILITY OF NOTE TRUSTEE

            Notwithstanding any other provision of this deed, the Note Trustee will have no liability under or in connection with this deed other than to the extent to which the liability is able to be satisfied out of the property from which the Note Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Note Trustee to the extent that it is not satisfied because, under this deed or by operation of laws, there is a reduction in the extent of the Note Trustee's indemnification as a result of the Note Trustee's fraud, negligence or wilful default. Nothing in this clause limits or adversely affects the powers of the Note Trustee.


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                                                                          page 4

--------------------------------------------------------------------------------
(A)   SCHEDULE 1 - AMENDMENTS

The Agreement is amended by:

(a) deleting from the definition of "Approved Solicitor" in clause 1.1 the words "approved in accordance with the Agreed Procedures" and substituting "approved by the Trustee and appointed";

(b) replacing the definition of "Approved Valuer" in clause 1.1 with "APPROVED VALUER means a person appointed by the Trust Manager and Mortgage Manager to value Properties.";

(c) deleting the definition of "Periodic Reports" in clause 1.1 in its entirety and substituting the following new definition:

      "Periodic Reports means all reports, information and data (if any) which the Mortgage Manager is required to give to the Trust Manager on a regular or periodic basis as agreed between the Trust Manager and the Mortgage Manager from time to time.";

(d) deleting the definition of "Solicitor's Certificate" in clause 1.1 in its entirety and substituting the following new definition:

      "Solicitor's Certificate means, in relation to a Mortgage, a certificate from an Approved Solicitor addressed to the Trustee and the Trust Manager as to certain matters relating to the origination of that Mortgage and the Property, such certificate to be in the form agreed from time to time between the Trust Manager, the Mortgage Manager and the Trustee.";

(e) deleting the definition of "Valuation" in clause 1.1 in its entirety and substituting the following new definition:

      "Valuation means, in relation to a Mortgage, a valuation of the Property, prepared by an Approved Valuer and in a form agreed from time to time between the Trust Manager and the Mortgage Manager and failing that, by the Mortgage Manager.";

(f)   deleting clause 2.3 in its entirety;

(g) deleting from clause 3.2 the words ", provided that the Mortgage Manager complies with Agreed Procedures in doing so" and substituting the words "provided that the Mortgage Manager must not use the name and logo of the Trustee without the prior approval of the Trustee.";

(h) deleting clause 4.2 in its entirety and substituting the following new clause 4.2:

      "4.2 Form of Origination Proposals

      A proposal made by the Mortgage Manager under clause 4.1 must be in the form, contain the information, and be accompanied by the documents (if any) agreed from time to time between the Trust Manager and the Mortgage Manager, and any relevant Mortgage Insurance Policy.";

(i) deleting clause 4.3 in its entirety and substituting the following new clause 4.3:

      "4.3 Implementation of Proposals

      If the Trustee, acting on a recommendation by the Mortgage Manager in a proposal under clause 4.1, accepts the proposal, the Mortgage Manager must take all action which it is required to take in implementing that proposal (including under any relevant Mortgage


--------------------------------------------------------------------------------

      Insurance Policy). In doing so, the Mortgage Manager must use the same degree of skill and care as would be used by a responsible and prudent mortgagee.";

(j)   amending clause 5.1 by:

      (1)   inserting "and" at the end of paragraph (a);

      (2) deleting "; and" from the end of paragraph (b) and substituting a full-stop; and

      (3)   deleting paragraph (c) in its entirety.

(k) deleting paragraph (c) in its entirety from clause 5.3 and substituting the following new paragraph (c):

      "(c) NO LIABILITY: the Mortgage Manager shall have no liability for the acts or omissions of:

            (1)   any Approved Solicitor provided that:

                  (i) any such person is appointed in accordance with this Agreement; and

                  (ii) the terms of such appointment are such that each such person is appointed to act for the Trustee and is directly liable to the Trustee for its acts or omissions in acting as an Approved Solicitor; or

            (2) any Approved Valuer provided that the terms of its appointment are such that each such person is directly liable to the Trustee for its acts or omissions in acting as an Approved Valuer.";

(l) deleting from clause 5.7 the words "These accounting and other records must be kept in such form and using such data storage, access and retrieval methods as are set out in the Agreed Procedures" and replacing them with "These accounting and other records must be kept in a form which is accessible by or on behalf of the Trustee in the event that the Trustee needs to access for regulatory, enforcement, accounting or legal action.";

(m) inserting in clause 6.1 after the words "in the form required" the words "as agreed" and deleting from clause 6.1 the words "by the Agreed Procedures" and substituting "between the Trust Manager and the Mortgage Manager";

(n) deleting from clause 10.1 (a) the words ", in accordance with clause 4 and the Agreed Procedures";

(o) deleting from clause 10.1 (b) the words "which complied with the Agreed Procedures";

(p)   deleting paragraph (c) in clause 10.1 in its entirety.

(q) deleting paragraph (k) in clause 10.1 in its entirety and substituting the following new paragraph (k):

      "(k) the Mortgagor's Application for Loan has been fully investigated by the Mortgage Manager, and the Mortgage Manager is satisfied that all statements and information contained in it are correct in all material respects;"

(r) inserting the words "(except for clause 10.1(m))" after the words "settlement of a Mortgage" in the first paragraph of clause 10.1; and

(s)   deleting clause 12; and

(t) deleting clause 10.1(o) in its entirety and re-lettering clause 10.1(p) as clause 10.1(o).


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                                                                          page 6

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EXECUTED AS A DEED:

EXECUTED for
PERPETUAL LIMITED
by its attorney in the
presence of:

/s/ Joe D'Ambrosio                  /s/ Jennifer Wu       /s/ Marelize Coetzee
--------------------------------    --------------------------------------------
Witness                             Attorney


Joe D'Ambrosio                      Jennifer Wu           Marelize Coetzee
--------------------------------    --------------------------------------------
Name (please print)                 Name (please print)


EXECUTED for
THE BANK OF NEW YORK
by its Authorised Signatory in the
presence of:

/s/ Joseph Constantino              /s/ Christopher Curti
--------------------------------    --------------------------------------------
Witness                             Authorised Signatory


Joseph Constantino                  Christopher Curti
--------------------------------    --------------------------------------------
Name (please print)                 Name (please print)


EXECUTED for
ME PORTFOLIO MANAGEMENT LIMITED
by its authorised representatives:

/s/ Paul Garvey                     /s/ Nicholas Vamvakas
--------------------------------    --------------------------------------------
Authorised Representative           Attorney


Paul Garvey                         Nicholas Vamvakas
--------------------------------    --------------------------------------------
Name (please print)                 Name (please print)


--------------------------------------------------------------------------------

EXECUTED for
MEMBERS EQUITY BANK PTY LIMITED
by its authorised representative in the
presence of:

/s/ Paul Garvey                     /s/ Nicholas Vamvakas
--------------------------------    --------------------------------------------
Witness                             Attorney

Paul Garvey                         Nicholas Vamvakas
--------------------------------    --------------------------------------------
Name (please print)                 Name (please print)


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                                                                          page 8

                                EXPLANATORY NOTE

The following Amending Deed to the Mortgage Origination and Management Agreement replaces in its entirety the Side Letter to the Mortgage Origination and Management Agreement originally filed as Exhibit 10.5 to the Registration Statement on Form S-3 of ME Portfolio Management Limited on May 17, 2006.

--------------------------------------------------------------------------------
                                                                      DEED

           AMENDING DEED TO THE
           MORTGAGE ORIGINATION AND
           MANAGEMENT AGREEMENT
           - SMHL PROGRAM
           ------------------------

           Perpetual Limited

           ME Portfolio Management Limited

           Members Equity Bank Pty Limited


           owen.terei@freehills.com


[FREEHILLS LOGO]

MLC Centre Martin Place                         Telephone +61 2 9225 5000
Sydney NSW 2000 Australia                       Fax +61 2 9322 4000
GPO Box 4227 Sydney NSW 2001 Australia          www.freehills.com  DX 361 Sydney

Sydney Melbourne Perth Brisbane Singapore       Correspondent Offices in
                                                Hanoi  Ho Chi Minh City  Jakarta

[FREEHILLS LOGO]


                                                                        CONTENTS

      TABLE OF CONTENTS
      --------------------------------------------------------------------------

      THE AGREEMENT                                                            1

      OPERATIVE PART                                                           2

1     DEFINITIONS AND INTERPRETATIONS                                          2
      1.1    Definitions.......................................................2
      1.2    Interpretations...................................................2

2     AMENDMENTS TO THE AGREEMENT                                              2
      2.1    Amendments........................................................2
      2.2    Effectiveness.....................................................2
      2.3    Amendments not to affect validity, rights, obligations............3
      2.4    Acknowledgements..................................................3

3     GENERAL                                                                  3
      3.1    Governing law and jurisdiction....................................3
      3.2    Variation.........................................................3
      3.3    Further assurances................................................3
      3.4    Counterparts......................................................3
      3.5    Attorneys.........................................................3
      3.6    Trustee limitation of liability...................................3

      SCHEDULES

      AMENDMENTS                                                               5

      REGULATION AB PROVISIONS                                                 6

      FORM OF ANNUAL CERTIFICATION                                             7

      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE           8

      SIGNING PAGE                                                             9


 Amending Deed to the Mortgage Origination and Management Agreement   Contents 1

[FREEHILLS LOGO]
                                                                   THE AGREEMENT

      AMENDING DEED TO THE MORTGAGE ORIGINATION AND MANAGEMENT
      AGREEMENT - SMHL PROGRAM - SMHL PROGRAM
      --------------------------------------------------------------------------

           Date -         22 August 2006

           Between the parties
           ---------------------------------------------------------------------
           Trustee                PERPETUAL LIMITED

                                  ABN 86 000 431 827 of Level 12 123 Pitt Street
                                  Sydney NSW 2000
           ---------------------------------------------------------------------
           Manager                ME PORTFOLIO MANAGEMENT LIMITED

                                  ABN 79 005 964 134 of Level 23 360 Collins
                                  Street Melbourne   VIC 3000
           ---------------------------------------------------------------------
           Mortgage Manager       MEMBERS EQUITY BANK PTY LIMITED

                                  ABN 56 070 887 679 of Level 23 360 Collins
                                  Street Melbourne   VIC 3000
           ---------------------------------------------------------------------
           Background             1   The Trustee is a trustee of trusts known
                                      as the Superannuation Members' Home Loans
                                      Trusts (TRUSTS) and the Manager is a
                                      manager of the Trusts.

                                  2   The Trustee, the Manager and the Former
                                      Mortgage Manager entered into the Mortgage
                                      Origination and Management Agreement.

                                  3   By the Deed of Novation the Former
                                      Mortgage Manager surrendered its rights
                                      and was released and discharged from its obligations under the Mortgage Origination and Management Agreement and the Mortgage Manager became entitled to equivalent rights and assumed equivalent obligations.

                                  4   The parties wish to amend the Agreement in
                                      the manner set out in this deed.
           ---------------------------------------------------------------------
           This deed witnesses    that in consideration of, among other things,
                                  the mutual promises contained in this deed,
                                  the parties agree as set out in the Operative
                                  part of this deed.
           ---------------------------------------------------------------------


     Amending Deed to the Mortgage Origination and Management Agreement   page 1

[FREEHILLS LOGO]
                                                                  OPERATIVE PART

1     DEFINITIONS AND INTERPRETATIONS
--------------------------------------------------------------------------------

1.1   DEFINITIONS

      The meanings of the terms used in this document are set out below.

TERM                         MEANING
--------------------------------------------------------------------------------
AGREEMENT                    The agreement created by the Mortgage Origination
                             and Management Agreement and the Deed of Novation
--------------------------------------------------------------------------------
DEED OF NOVATION             The deed dated 28 September 1995 between the
                             Trustee, the Manger, the Former Mortgage Manager
                             and the Mortgage Manager
--------------------------------------------------------------------------------
FORMER MORTGAGE MANAGER      National Mutual Property Services (Aust) Pty
                             Limited
--------------------------------------------------------------------------------
FUND                         The same meaning given to it in the Agreement
--------------------------------------------------------------------------------
MORTGAGE ORIGINATION AND     The agreement dated 4 July 1994 between the
MANAGEMENT AGREEMENT         Trustee, the Manager and the Former Mortgage
                             Manager (as amended)
--------------------------------------------------------------------------------
1.2   INTERPRETATIONS
--------------------------------------------------------------------------------

      Clause 1.2 of the Agreement is incorporated in this deed as if set out in full in this deed.

2     AMENDMENTS TO THE AGREEMENT
--------------------------------------------------------------------------------

2.1   AMENDMENTS

      The Agreement is amended as set out in schedule 1 in respect of each Fund created on or after the date of this deed.

2.2   EFFECTIVENESS

      The amendments to the Agreement in clause 2.1 take effect on and from the date of this deed in respect of each Fund created on or after the date of this deed.


     Amending Deed to the Mortgage Origination and Management Agreement   page 2

2.3   AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

(a) An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

[FREEHILLS LOGO]                                                       3 General

(b)   Nothing in this deed:

      (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the date of this deed; or

      (2) discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the date of this deed.

2.4   ACKNOWLEDGEMENTS

      The Manager acknowledges that no consent of any Designated Rating Agency is required to the amendments effected by this deed by reason of clauses
      2.1 and 2.2.

3     GENERAL
--------------------------------------------------------------------------------

3.1   GOVERNING LAW AND JURISDICTION

(a)   This deed is governed by the laws of the State of New South Wales.

(b) Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New South Wales.

3.2   VARIATION

      A variation of any term of this deed must be in writing and signed by the parties.

3.3   FURTHER ASSURANCES

      Each party must do all things and execute all further documents necessary to give full effect to this deed.

3.4   COUNTERPARTS

(a)   This deed may be executed in any number of counterparts.

(b)   All counterparts, taken together, constitute one instrument.

(c)   A party may execute this deed by signing any counterpart.

3.5   ATTORNEYS

      Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

3.6   TRUSTEE LIMITATION OF LIABILITY

      Clause 17 of the Agreement is incorporated in this deed as if set out in full in this deed except that references to "this Agreement" are references to "this deed".


     Amending Deed to the Mortgage Origination and Management Agreement   page 3

[FREEHILLS LOGO]
                                                                       SCHEDULES

      TABLE OF CONTENTS
      --------------------------------------------------------------------------

      AMENDMENTS                                                               5

      REGULATION AB PROVISIONS                                                 6

      FORM OF ANNUAL CERTIFICATION                                             7

      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE           8


     Amending Deed to the Mortgage Origination and Management Agreement   page 4

[FREEHILLS LOGO]
                                                                      SCHEDULE 1

      AMENDMENTS
      --------------------------------------------------------------------------

      The Agreement is amended by:

(a)   amending clause 1.1 to insert alphabetically a new definition as follows:

            "REGULATION AB has the meaning given to it in Schedule 4";

(b)   inserting a new clause 20 as follows:

            "20.  COMPLIANCE WITH REGULATION AB

            20.1  APPLICATION

                  This clause 20 applies to any Fund nominated in writing by the Trust Manager to the Trustee and the Mortgage Manager for the purposes of this clause 20 (NOMINATED FUND).

            20.2  REQUIREMENTS - REGULATION AB

                  The parties agree that for the purposes of this Agreement, the provisions set out in Schedule 4 of this Agreement apply in respect of each Nominated Fund.";

(c)   inserting a new Schedule 4 as set out in Schedule 2 of this deed;

(d)   inserting a new Schedule 5 as set out in Schedule 3 of this deed; and

(e)   inserting a new Schedule 6 as set out in Schedule 4 of this deed.


     Amending Deed to the Mortgage Origination and Management Agreement   page 5

[FREEHILLS LOGO]
                                                                      SCHEDULE 2

      REGULATION AB PROVISIONS
      --------------------------------------------------------------------------


     Amending Deed to the Mortgage Origination and Management Agreement   page 6

SCHEDULE 4 - REGULATION AB PROVISIONS

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

      Clause 1.01 DEFINITIONS

      COMMISSION means the United States Securities and Exchange Commission.

      COMPANY INFORMATION has the meaning set forth in clause 2.07(a).

      EXCHANGE ACT means the U.S. Securities Exchange Act of 1934, as amended.

      REGULATION AB means Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss. 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      SECURITIES ACT means the Securities Act of 1933, as amended.

      SECURITIZATION TRANSACTION. Any transaction involving either (1) a sale or other transfer of some or all of the Loans directly or indirectly to an issuing entity in connection with an issuance of mortgage-backed securities registered with the Commission or (2) an issuance of mortgage-backed securities registered with the Commission, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Loans.

      SERVICER has the meaning set forth in clause 2.03(c).

      SERVICING CRITERIA means the "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

      STATIC POOL INFORMATION means static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

      SUBCONTRACTOR: Any vendor, subcontractor or other entity that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Loans or the Securitization Transaction under the direction or authority of the Trust Manager, the Mortgage Manager or a Subservicer.

      SUBSERVICER: Any entity that services Loans on behalf of the Mortgage Manager or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Mortgage Manager under this Agreement that are identified in Item 1122(d) of Regulation AB.

      All references to clauses in this Schedule 4, are references to clauses contained in this Schedule 4, unless stated otherwise.

                                   ARTICLE II
                          COMPLIANCE WITH REGULATION AB
                          -----------------------------

      Clause 2.01 Intent of the Parties; Reasonableness.
                  -------------------------------------

      The Mortgage Manager and the Trust Manager acknowledge and agree that the purpose of Article II of this Schedule 4 is to facilitate compliance by the Mortgage Manager with the provisions of Regulation AB and related rules and regulations of the Commission.

      The Trust Manager shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Mortgage Manager acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Trust Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Mortgage Manager shall cooperate fully with the Trust Manager to deliver to the Trust Manager (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Trust Manager to permit the Trust Manager to comply with the provisions of Regulation AB, together with such disclosures relating to the Mortgage Manager, any Subservicer and the Loans, or the servicing of the Loans, reasonably believed by the Trust Manager to be necessary in order to effect such compliance.

      The Trust Manager (including any of its assignees or designees) shall cooperate with the Mortgage Manager by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Trust Manager's reasonable judgment, to comply with Regulation AB.

      Clause 2.02 Additional Representations and Warranties of the Mortgage
                  ---------------------------------------------------------
                  Manager.
                  -------

            (a) The Mortgage Manager shall be deemed to represent to the Trust Manager as of the date on which information is first provided to the Trust Manager under clause 2.03 that, except as disclosed in writing to the Trust Manager prior to such date: (i) the Mortgage Manager is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Mortgager; (ii) the Mortgage Manager has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Mortgage Manager as servicer has been disclosed or reported by the Mortgage Manager; (iv) no material changes to the Mortgage Manager's policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Mortgage Manager's financial condition that could have a material adverse effect on the performance by the Mortgage Manager of its servicing obligations under this Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Mortgage Manager or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Mortgage Manager or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the Trust Manager of a type described in Item 1119 of Regulation AB.

            (b) If so requested by the Trust Manager on any date following the date on which information is first provided to the Trust Manager under clause 2.03, the Mortgage Manager shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this clause or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

      Clause 2.03   Information to Be Provided by the Mortgage Manager.
                    --------------------------------------------------

      In connection with any Securitization Transaction the Mortgage Manager shall (i) within five Business Days following request by the Trust Manager, provide to the Trust Manager (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Trust Manager, the information and materials specified in paragraphs (a), (b),
(c) and (f) of this clause, and (ii) as promptly as practicable following notice to or discovery by the Mortgage Manager, provide to the Trust Manager (in writing and in form and substance reasonably satisfactory to the Trust Manager) the information specified in paragraph (d) of this clause.

            (a) If so requested by the Trust Manager, the Mortgage Manager shall provide such information regarding (i) the Mortgage Manager, as originator of the Loans and (ii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

            (A) the originator's form of organization;

            (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Trust Manager, to an analysis of the performance of the Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Loans and such other information as the Trust Manager may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

            (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Mortgage Manager and each Subservicer; and

            (D) a description of any affiliation or relationship between the Mortgage Manager, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Mortgage Manager by the Trust Manager writing in advance of such Securitization Transaction:

                  (1)   the sponsor;

                  (2)   the depositor;

                  (3)   the issuing entity;

                  (4)   any servicer;

                  (5)   any trustee;

                  (6)   any originator;

                  (7)   any significant obligor;

                  (8)   any enhancement or support provider; and

                  (9)   any other material transaction party.

            (b) If so requested by the Trust Manager, the Mortgage Manager shall provide Static Pool Information with respect to the mortgage loans (of a similar type as the Loans, as reasonably identified by the Trust Manager as provided below) originated by the Mortgage Manager, if the Mortgage Manager is an originator of Loans. Such Static Pool Information shall be prepared by the Mortgage Manager on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Mortgage Manager Static Pool Information with respect to more than one mortgage loan type, the Trust Manager shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Mortgage Manager, and need not be customized for the Trust Manager. Such Static Pool Information for each prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Trust Manager.

      Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Mortgage Manager shall provide corrected Static Pool Information to the Trust Manager in the same format in which Static Pool Information was previously provided to such party by the Mortgage Manager.

      If so requested by the Trust Manager, the Mortgage Manager shall provide, at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Trust Manager, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Mortgage Manager's originations or purchases, to calendar months commencing January 1, 2006, as the Trust Manager shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Trust Manager shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Trust Manager.

            (c) If so requested by the Trust Manager, the Mortgage Manager shall provide such information regarding the Mortgage Manager, as servicer of the Loans, and each Subservicer (each of the Mortgage Manager and each Subservicer, for purposes of this paragraph, a "SERVICER"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

            (A) the Servicer's form of organization;

            (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Trust Manager, to any analysis of the servicing of the Loans or the related asset-backed securities, as applicable, including, without limitation:

                  (1) whether any prior securitizations of mortgage loans of a type similar to the Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                  (2) the extent of outsourcing the Servicer utilizes;

                  (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                  (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                  (5) such other information as the Trust Manager may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

            (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Loans;

            (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Mortgage Manager of its servicing obligations under this Agreement;

            (E) information regarding advances made by the Servicer on the Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

            (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

            (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

            (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;.

            (d) If so requested by the Trust Manager for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Mortgage Manager shall (or shall cause each Subservicer to) (i) notify the Trust Manager in writing of (A) any material litigation or governmental proceedings pending against the Mortgage Manager or any Subservicer; and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Mortgage Manager or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this clause (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction; and (ii) provide to the Trust Manager a description of such proceedings, affiliations or relationships.

            (e) As a condition to the succession to the Mortgage Manager or any Subservicer as servicer or subservicer under this Agreement by any entity (i) into which the Mortgage Manager or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Mortgage Manager or any Subservicer, the Mortgage Manager shall provide to the Trust Manager, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Trust Manager of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Trust Manager, all information reasonably requested by the Trust Manager in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

            (f) In addition to such information as the Mortgage Manager, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Trust Manager, the Mortgage Manager shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

      Clause 2.04 Servicer Compliance Statement.
                  -----------------------------

      On or before September 1 of each calendar year, commencing in the calendar year of the creation of a Nominated Fund, unless the Nominated Fund is created after June 30 in a calendar year in which case the following calendar year, the Mortgage Manager shall deliver to the Trust Manager a statement of compliance addressed to the Trust Manager and signed by an authorized officer of the Mortgage Manager, to the effect that (i) a review of the Mortgage Manager's activities during the immediately preceding financial year ended June 30(or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Mortgage Manager has fulfilled all of its obligations under this Agreement in all material respects throughout such financial year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      Clause 2.05 Report on Assessment of Compliance and Attestation.
                  --------------------------------------------------

            (a) On or before September 1 of each calendar year, commencing in the calendar year of the creation of a Nominated Fund, unless the Nominated Fund is created after June 30 in a calendar year in which case the following calendar year, the Mortgage Manager shall:

                        (i) deliver to the Trust Manager a report (in form and
            substance reasonably satisfactory to the Trust Manager) regarding the Mortgage Manager's assessment of compliance with the Servicing Criteria during the immediately preceding financial year ended June 30, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Trust Manager and signed by an authorized officer of the Mortgage Manager, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Schedule 6;

                        (ii) deliver to the Trust Manager a report of a
            registered public accounting firm reasonably acceptable to the Trust Manager that attests to, and reports on, the assessment of compliance made by the Mortgage Manager and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                        (iii) cause each Subservicer, and each Subcontractor
            determined by the Mortgage Manager pursuant to clause 2.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Trust Manager an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this clause; and

                        (iv) if requested by the Trust Manager not later than
            August 1 of the financial year in which such certification is to be delivered, deliver to the Trust Manager and any other entity that will be responsible for signing the certification (a "SARBANES-OXLEY CERTIFICATION") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
            2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Schedule 5.

      The Mortgage Manager acknowledges that the parties identified in clause
(a)(iv) above may rely on the certification provided by the Mortgage Manager pursuant to such clause in signing a Sarbanes-Oxley Certification and filing such with the Commission. The Trust Manager will not request delivery of a certification under clause (a)(iv) above unless the Trust Manager is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

            (b) Each assessment of compliance provided by a Subservicer pursuant to clause 2.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Schedule 6. An assessment of compliance provided by a Subcontractor pursuant to clause 2.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Mortgage Manager pursuant to clause 2.06.

      Clause 2.06  Use of Subservicers and Subcontractors.
                   --------------------------------------

      The Mortgage Manager shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Mortgage Manager as servicer under this Agreement unless the Mortgage Manager complies with the provisions of paragraph (a) of this clause. The Mortgage Manager shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Mortgage Manager as servicer under this Agreement unless the Mortgage Manager complies with the provisions of paragraph
(b) of this clause. It shall not be necessary for the Mortgage Manager to seek the consent of the Trust Manager to the utilization of any Subservicer or any Subcontractor

            (a) The Mortgage Manager shall cause any Subservicer used by the Mortgage Manager (or by any Subservicer) for the benefit of the Trust Manager to comply with the provisions of this clause and with clauses 2.02, 2.03(c) and
(e), 2.04, 2.05 and 2.07 to the same extent as if such Subservicer were the Mortgage Manager, and to provide the information required with respect to such Subservicer under clause 2.03(d) . The Mortgage Manager shall be responsible for obtaining from each Subservicer and delivering to the Trust Manager any servicer compliance statement required to be delivered by such Subservicer under clause 2.04, any assessment of compliance and attestation required to be delivered by such Subservicer under clause 2.05 and any certification required to be delivered to the entity that will be responsible for signing the Sarbanes-Oxley Certification under clause 2.05 as and when required to be delivered.

            (b) The Mortgage Manager shall promptly upon request provide to the Trust Manager (or any designee of the Trust Manager, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Trust Manager) of the role and function of each Subcontractor utilized by the Mortgage Manager or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

      As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Mortgage Manager shall cause any such Subcontractor used by the Mortgage Manager (or by any Subservicer) for the benefit of the Trust Manager to comply with the provisions of clauses 2.05 and 2.07 to the same extent as if such Subcontractor were the Mortgage Manager. The Mortgage Manager shall be responsible for obtaining from each Subcontractor and delivering to the Trust Manager any assessment of compliance and attestation required to be delivered by such Subcontractor under clause 2.05, in each case as and when required to be delivered.

      Clause 2.07  Indemnification; Remedies.
                   -------------------------

            (a) The Mortgage Manager shall indemnify the Trust Manager, each affiliate of the Trust Manager, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each entity responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each entity who controls any of such parties or the Trust Manager (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Trust Manager, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                        (i) (A) any untrue statement of a material fact
            contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Article II by or on behalf of the Mortgage Manager, or provided under this Article II by or on behalf of any Subservicer or Subcontractor (collectively, the "COMPANY INFORMATION"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                        (ii) any failure by the Mortgage Manager, any
            Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, including any failure by the Mortgage Manager to identify pursuant to clause 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                        (iii) any breach by the Mortgage Manager of a
            representation or warranty set forth in clause 2.02(a) or in a writing furnished pursuant to clause 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Mortgage Manager of a representation or warranty in a writing furnished pursuant to clause 2.02(b) to the extent made as of a date subsequent to such closing date.

      In the case of any failure of performance described in clause (a)(ii) of this clause, the Mortgage Manager shall promptly reimburse the Trust Manager, and each entity responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Mortgage Manager, any Subservicer or any Subcontractor.

            (b) (i) Any failure by the Mortgage Manager, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, or any breach by the Mortgage Manager of a representation or warranty set forth in clause 2.02(a) or in a writing furnished pursuant to clause 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Mortgage Manager of a representation or warranty in a writing furnished pursuant to clause 2.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, shall entitle the Trust Manager, in its sole discretion (i) to terminate this Agreement or remove any Subservicer or any Subcontractor from the performance of any servicing activities within the meaning of Item 1122 of Regulation AB with respect to the Loans or the Securitisation Transaction and (ii) to replace such party with respect to such activities, each at the expense of the Mortgage Manager, without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Mortgage Manager; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following the termination of this Agreement or the removal of any Subservicer or any Subcontractor, such provision shall be given effect.

                        (ii) Any failure by the Mortgage Manager, any
            Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under clause 2.04 or 2.05, including (except as provided below) any failure by the Mortgage Manager to identify pursuant to clause 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall entitle the Trust Manager, in its sole discretion (i) to terminate this Agreement or remove any Subservicer or any Subcontractor from the performance of any servicing activities within the meaning of Item 1122 of Regulation AB with respect to the Loans or the Securitisation Transaction and (ii) to replace such party with respect to such activities, each at the expense of the Mortgage Manager, without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Mortgage Manager; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following the termination of this Agreement or the removal of any Subservicer or any Subcontractor, such provision shall be given effect.

      The Trust Manager shall not be entitled to terminate the rights and obligations of the Mortgage Manager pursuant to this subparagraph (b)(ii) if a failure of the Mortgage Manager to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                        (iii) The Mortgage Manager shall promptly reimburse the
            Trust Manager (or any designee of the Trust Manager, such as a master servicer), for all reasonable expenses incurred by the Trust Manager (or such designee), as such are incurred, in connection with the termination of the Mortgage Manager as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Trust Manager may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

[FREEHILLS LOGO]
                                                                      SCHEDULE 3

      FORM OF ANNUAL CERTIFICATION
      --------------------------------------------------------------------------


     Amending Deed to the Mortgage Origination and Management Agreement   page 7

                                   SCHEDULE 5
                          FORM OF ANNUAL CERTIFICATION

Re:   Mortgage Origination and Management Agreement

      I, ________________________________, the _______________________ of [NAME
OF COMPANY], certify to the Trust Manager, and its officers, with the knowledge and intent that they will rely upon this certification, that:

      (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "COMPLIANCE STATEMENT"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "SERVICING CRITERIA"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1122 of Regulation AB (the "SERVICING ASSESSMENT"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB (the "ATTESTATION REPORT"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Trust Manager pursuant to the Mortgage Origination and Management Agreement (collectively, the "COMPANY SERVICING INFORMATION");

      (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

      (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Trust Manager;

      (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Mortgage Origination and Management Agreement in all material respects; and

      (5) The Compliance Statement required to be delivered by the Company pursuant to the Mortgage Origination and Management Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Mortgage Origination and Management Agreement, have been provided to the Trust Manager. Any material instances of noncompliance described in such reports have been disclosed to the Trust Manager. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:
      --------------------------------------------

By:
      --------------------------------------------

      Name:
               -----------------------------------

      Title:
               -----------------------------------

[FREEHILLS LOGO]
                                                                      SCHEDULE 4

      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
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     Amending Deed to the Mortgage Origination and Management Agreement   page 8

                                   SCHEDULE 6
         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by [the Mortgage Manager] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(1)(i)     Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(2)(i)     Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
  1122(d)(2)(iv)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(2)(v)     Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(3)(i)     Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                     Servicer.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of
  1122(d)(3)(iii)    days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
  1122(d)(3)(iv)     statements.
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------------------
                     Mortgage loan and related documents are safeguarded as required by
  1122(d)(4)(ii)     the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(4)(v)     The Servicer's records regarding the mortgage loans agree with the
                     Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
 1122(d)(4)(viii)    Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------------------
   1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
 1122(d)(4)(xiii)    agreements.
-------------------- --------------------------------------------------------------------- ----------------------
  1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
  1122(d)(4)(xv)     as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------


[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:
      -----------------------------------

By:
Name:
      -----------------------------------

Title:
      -----------------------------------

[FREEHILLS LOGO]
                                                                    SIGNING PAGE

      EXECUTED AS A DEED
      --------------------------------------------------------------------------

           TRUSTEE

           Signed sealed and delivered for
           PERPETUAL LIMITED
           by its attorney

sign here - /s/ Jennifer Wu          /s/ Joe D'Ambrosio
           -------------------------------------------------
           Attorney

print name Jennifer Wu              Joe D'Ambrosio
           -------------------------------------------------

           in the presence of

sign here - /s/ Andrea Ruver
           -------------------------------------------------
           Witness

print name Andrea Ruver
           -------------------------------------------------


--------------------------------------------------------------------------------


     Amending Deed to the Mortgage Origination and Management Agreement   page 9

           MANAGER

           Signed sealed and delivered for
           ME PORTFOLIO MANAGEMENT LIMITED
           by two authorised signatories

sign here - /s/ Nicholas Vamvakas
           -------------------------------------------------
           Authorised Signatory

print name  Nicholas Vamvakas
           -------------------------------------------------

sign here - /s/ Paul Garvey
           -------------------------------------------------
           Authorised Signatory

print name  Paul Garvey
           -------------------------------------------------


--------------------------------------------------------------------------------

           MORTGAGE MANAGER

           Signed sealed and delivered for
           MEMBERS EQUITY BANK PTY LIMITED
           by two authorised signatories

sign here - /s/ Nicholas Vamvakas
           -------------------------------------------------
           Authorised Signatory

print name  Nicholas Vamvakas
           -------------------------------------------------

sign here - /s/ Paul Garvey
           -------------------------------------------------
           Authorised Signatory

print name  Paul Garvey
           -------------------------------------------------

--------------------------------------------------------------------------------

    Amending Deed to the Mortgage Origination and Management Agreement   page 10